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                   CONTINUING UNCONDITIONAL SECURED GUARANTY
                                       BY
                          CENCI POWDER PRODUCTS, INC.


                WHEREAS, HALSEY DRUG CO., INC., a New York corporation (the "Borrower"), entered into a Debenture and Warrant Purchase Agreement dated as of March 10, 1998 (as amended through the date hereof, the "Purchase Agreement"; terms used herein and not otherwise defined shall have the meanings given to them in the Purchase Agreement) with the Purchasers listed on Exhibit A thereto (each a "Lender" and collectively, the "Lenders");

                WHEREAS, pursuant to the Purchase Agreement, the Lenders have made financial accommodations to the Borrower in accordance with the terms of the Purchase Agreement;

                WHEREAS, Cenci Powder Products, Inc. (the "Guarantor") will continue to receive certain benefits from the accommodations hereinabove described and is therefore willing to guaranty the prompt payment and performance of the obligations of the Borrower, on the terms set forth in this Continuing Unconditional Secured Guaranty ("Guaranty");

                WHEREAS, pursuant to the Purchase Agreement, the Lenders have required that the Guarantor execute and deliver this Guaranty to the Lenders as a condition to the effectiveness of the Purchase Agreement; and

                WHEREAS, the extension of credit by the Lenders to the Borrower is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor.

                NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrower by the Lenders (including, without limitation, the loans evidenced by the Debenture as made by the Lenders to the Borrower pursuant to, the Purchase Agreement), the Guarantor unconditionally guarantees (i) the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all liabilities of the Borrower to the Lenders and
(ii) the prompt, full and faithful discharge by the Borrower of each and every term, condition, agreement, representation and warranty now or hereafter made by the Borrower to the Lenders under the Purchase Agreement or any document or instrument delivered by the Borrower to the Purchasers in connection therewith or pursuant thereto (which, together with the liabilities described in clause
(i) hereof, are collectively referred to herein as the "Borrower's Liabilities"). The Guarantor further agrees to pay all reasonable out-of-pocket costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by the Lenders, in endeavoring to collect all or any part of the Borrower's Liabilities from, or in prosecuting any action against the Guarantor or any other guarantor of all or any part of the Borrower's Liabilities. All amounts payable by the Guarantor under this Guaranty shall be payable pursuant to the terms of the Purchase Agreement upon demand by the Lenders holding a majority in outstanding principal amount of the Debentures.
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                Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by the Guarantor to secure this Guaranty, not constitute a Fraudulent Conveyance (as defined below). Consequently, the Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under
Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

                The Guarantor hereby agrees that, except as hereinafter provided, and to the extent permitted by applicable law, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of the Borrower's Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of the Borrower's Liabilities, (ii) the absence of any attempt to collect the Borrower's Liabilities from the Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by any Lender or Lenders with respect to any provision of any instrument evidencing the Borrower's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by the Borrower and delivered to the Lender or Lenders, (iv) failure by any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Borrower's Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against the Borrower, or any Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the Lenders' claim(s) for repayment of the Borrower's Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the Borrower, protest or notice with respect to the Borrower's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon the occurrence and during the continuance of an Event of Default under the Purchase Agreement, Lenders holding a majority in outstanding principal amount of the Debentures may, at their sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Borrower's Liabilities, without first proceeding against any other person, firm, or corporation, or against any security or collateral for the Borrower's Liabilities.

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                The Lenders are hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, at any time and from time to time to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to the Borrower's Liabilities or otherwise modify, amend or change the terms of any debenture, note or other agreement, document or instrument now or hereafter executed by the Borrower and delivered to the Lenders; (ii) accept partial payments on the Borrower's Liabilities;
(iii) take and hold security or collateral for the payment of the Borrower's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of the Borrower's Liabilities or other liabilities of the Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in their sole discretion they may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Borrower's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of the Guarantor hereunder. The holders of the majority of the outstanding principal of the Debentures shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from the Borrower or any other source, and such determination shall be binding on the Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Borrower's Liabilities as the Lenders shall determine in their sole discretion without affecting the validity or enforceability of this Guaranty (unless otherwise required pursuant to the Purchase Agreement).

                The Guarantor hereby confirms and reaffirms the granting by the Guarantor to Galen Partners III, L.P., as agent for the Lenders (the "Agent"), of a perfected lien on and security interest in all of the Collateral described in Section II of the Guarantors General Security Agreement dated as of the date hereof between the Guarantor, certain other persons and the Agent as collateral security for all liabilities of the Guarantor, including without limitation all liabilities, obligations and indebtedness owing by the Guarantor to the Lenders arising under or relating to this Guaranty. In addition, at any time after maturity of the Borrower's Liabilities by reason of acceleration or otherwise, any Lender may, in its sole discretion, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Borrower's Liabilities
(i) any indebtedness due or to become due from such Lender to the Guarantor, and
(ii) any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of such Lender whether for deposit or otherwise.

                The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment of the Borrower's Liabilities or any part thereof that diligent inquiry would reveal and the Guarantor hereby agrees that the Lenders shall not have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances or to undertake any investigation not a part of their respective regular business routines. If any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any the Guarantor, such Lender shall not be under any obligation to update any such information or to provide any such information to the Guarantor on any subsequent occasion.

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                The Guarantor consents and agrees that the Lenders shall not be under any obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Borrower's Liabilities. The Guarantor further agrees that, to the extent that the Borrower makes a payment or payments to the Lenders or the Lenders receive any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any bankruptcy law or state or federal statutory or common law, then to the extent of such payment or repayment,the Borrower's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and the Guarantor's obligations hereunder with respect to such portion of the Borrower's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                Until payment in full of all of the Borrower's Liabilities, the Guarantor hereby waives any and all claims (including without limitation any claim for reimbursement, contribution or subrogation) of the Guarantor against the Borrower, any endorser or any other guarantor of all or any part of the Borrower's Liabilities, or against any of the Borrower's properties, arising by reason of any payment by the Guarantor to the Lenders pursuant to the provisions hereof.

                Each Lender may, to the extent and in the manner set forth in the Purchase Agreement, sell or assign the Borrower's Liabilities or any part thereof, or grant participations therein, and in any such event each and every permitted assignee or holder of, or participant in, all or any of the Borrower's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right.

                The Guarantor hereby represents and warrants that: (a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (b) it is duly authorized and empowered to execute and deliver this Continuing Unconditional Secured Guaranty; (c) all corporate action on the part of the Guarantor requisite for the due execution and delivery of this Continuing Unconditional Secured Guaranty and the due granting and creation of the security interests referred to herein has been duly and effectively taken and (d) the Guarantor's chief executive office is located at 1420 "E" Street, Fresno, California 93706.

                This Guaranty shall be binding upon the Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for the Guarantor) of the Guarantor and shall inure to the benefit of the Lenders and their respective successors and permitted assigns.

                This Guaranty shall continue in full force and effect, and the Lenders shall be entitled to make loans and advances and extend financial accommodations to the Borrower on the faith hereof, until such time as all of the Borrower's Liabilities have been paid in full and discharged and the Purchase Agreement has been terminated and the Debentures cancelled.

                Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty

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shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                The Guarantor irrevocably agrees that, subject to the sole and absolute election of the Lenders, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK. THE GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE and waives the defense of "forum non conveniens." The Guarantor waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the Guarantor at the address indicated in the Agent's records; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid. THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE GUARANTOR BY THE LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

                  THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

                  IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this 10th day of March, 1998.

                                           CENCI POWDER PRODUCTS, INC.

                                        By:    /s/ Michael Reicher
                                        ---------------------------------
                                        Name:  Michael Reicher
                                        Title: Chief Executive Officer

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